UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers and Appointment of Certain Officers.

On May 11, 2011, Mr. Scott R. Delmoro, Vice President, Controller and principal accounting officer of DCP Midstream GP, LLC (the “Company”), the general partner of the general partner of DCP Midstream Partners, LP (the “Registrant”), stepped down as Vice President, Controller and principal accounting officer and assumed a new role with DCP Midstream, LLC, the parent of the Company (“DCP Midstream”). Mr. Gary D. Watkins assumed the role of Vice President, Controller and principal accounting officer of the Company and of DCP Midstream as of May 11, 2011. Prior to this position, Mr. Watkins, age 39, was Senior Director – Marketing Accounting with DCP Midstream. Mr. Watkins has served in a number of accounting roles with increasing responsibilities since joining DCP Midstream in 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP
its General Partner

By:	DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Michael S. Richards
Name: Michael S. Richards
Title: Vice President, General Counsel and
Secretary

May 13, 2011

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